Exhibit 10.3

CHARLES & COLVARD, LTD.

2018 EQUITY INCENTIVE PLAN

Employee Incentive Stock Option Agreement

THIS AGREEMENT (together with Schedule A, attached hereto, the “Agreement”), effective as of                         , 20____ (the “Grant Date”), between CHARLES & COLVARD, LTD., a North Carolina corporation (the “Company”), and                                                              , an Employee of the Company or an Affiliate (the “Participant”);

RECITALS:

In furtherance of the purposes of the Charles & Colvard, Ltd. 2018 Equity Incentive Plan, as it may be hereafter amended and/or restated (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1.          Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.          Grant of Option; Term of Option. The Company hereby grants to the Participant pursuant to the Plan, as a matter of separate inducement and agreement in connection with Participant’s employment with the Company, and not in lieu of any salary or other compensation for Participant’s services, the right and Option (the “Option”) to purchase all or any part of such aggregate number of shares (the “Shares”) of common stock of the Company (the “Common Stock”) at a purchase price (the “Option Exercise Price”) as specified on Schedule A, and subject to such other terms and conditions as may be stated herein or in the Plan or on Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Company and the Participant further acknowledge and agree that the signatures of the Company and the Participant on the Grant Notice contained in Schedule A (the “Grant Notice”) shall constitute their acceptance of all of the terms of this Agreement and their agreement to be bound by the terms of this Agreement. The Option shall be designated as an Incentive Stock Option. To the extent that the Option is designated as an Incentive Stock Option and such Option or portion thereof does not qualify as an Incentive Stock Option, the Option or portion thereof shall be treated as a Nonqualified Stock Option. Except as otherwise provided in the Plan or this Agreement, this Option will expire if not exercised in full by the Expiration Date specified on Schedule A.

3.          Exercise of Option. Subject to the terms of the Plan and this Agreement, the Option shall vest and become exercisable on the date or dates, and subject to such conditions, as are set forth on Schedule A. To the extent that the Option is exercisable but is not exercised, the Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Option, subject to the terms of the Plan and this Agreement. The minimum number of Shares that may be purchased under the Option at one time shall be ten (10). The total number of Shares that may be acquired upon exercise of the Option shall be rounded down to the nearest whole Share. The Participant expressly acknowledges that the Option shall vest and be exercisable only upon such terms and conditions as are provided in this Agreement (including the terms set forth in Schedule A) and the Plan. Upon the exercise of the Option in whole or in part and payment of the Option Exercise Price in accordance with the provisions of the Plan and this Agreement, the Company shall, as soon thereafter as practicable, deliver to the Participant a certificate or certificates (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws) for the Shares purchased. Payment of the Option Exercise Price may be made in the form of cash or cash equivalent; provided that, except where prohibited by the Committee, Applicable Laws and/or any agreements evidencing indebtedness entered into by the Company from time to time, payment may also be made: (i) by delivery (by either actual delivery or attestation) of Shares of Common Stock owned by the Participant; (ii) by Shares of Common Stock withheld upon exercise but only if and to the extent that payment by such method does not result in variable accounting or other accounting consequences or adverse tax consequences with respect to the Incentive Stock Option deemed unacceptable to the Company; (iii) by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Exercise Price; or (iv) by any combination of the foregoing methods. Shares tendered or withheld in payment on the exercise of the Option shall be valued at their Fair Market Value on the date of exercise, as determined in accordance with the provisions of the Plan.

4.           No Right of Employment or Service. Neither the Plan, this Agreement, the grant of the Option, nor any other action related to the Plan shall confer upon the Participant any right to continue in employment or other service with the Company or an Affiliate or interfere with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or this Agreement, all rights of the Participant with respect to the Option shall terminate upon termination of the Participant’s employment or Continuous Service.

5.           Termination of Employment / Continuous Service. The Option shall not be exercised unless the Participant is, at the time of exercise, an Employee or in Continuous Service as described in the Plan and has been an Employee or in Continuous Service since the date the Option was granted, subject to the following:

(a)          The employment relationship of the Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant’s right to reemployment or service is guaranteed either by statute or by contract. The employment relationship of the Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability to the extent permitted by Applicable Laws. The Committee shall determine whether the Participant is disabled under the Plan and, if applicable, the Participant’s Termination Date.

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(b)          If the employment of the Participant is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant’s Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date; or (Y) the close of the Option Period. In the event of the Participant’s death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(c)          If the Participant’s Continuous Service is terminated for Cause, the Option shall lapse and no longer be exercisable as of the Participant’s Termination Date, as determined by the Committee. For purposes of the Agreement, “Cause” shall mean the Participant’s termination of employment or service resulting from the Participant’s: (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement, if any, with the Company or an Affiliate; or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not define a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s: (A) personal dishonesty; (B) gross incompetence; (C) willful misconduct; (D) breach of a fiduciary duty involving personal profit; (E) intentional failure to perform stated duties; (F) willful violation of any law, rule, regulation (other than minor traffic violations or similar offenses), written Company policy or final cease-and-desist order; (G) conviction of a felony or a misdemeanor involving moral turpitude; (H) unethical business practices in connection with the Company’s business; (I) misappropriation of the Company’s assets; or (J) engaging in any conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Committee and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and this Agreement, the Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.

(d)          If the Participant’s Continuous Service is terminated for any reason other than Disability, death or for Cause (which are addressed in (b) and (c) above), to the extent the Option is not then vested and exercisable, the Option will lapse. To the extent the Option is vested and exercisable, the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three (3) months next succeeding the Termination Date; or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (d), the Participant shall be treated as having died while employed under subparagraph (b) above (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

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(e)          Notwithstanding the above provisions of Section 5, unless the Committee determines otherwise, if the Participant terminates employment with the Company (for any reason other than death or for Cause) but, without interruption, enters into a written agreement to provide Continuous Service to the Company or an Affiliate as an Independent Contractor or Consultant, Participant shall continue to be treated as an Employee of or in service with the Company and Participant’s Termination Date shall not be treated as occurring until the later of the date Participant is no longer an Employee or an Affiliate or the date Participant is no longer in service as an Independent Contractor or Consultant (as determined by the Committee in its discretion); provided, however, that this Option shall cease to qualify as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option for all purposes if the Option is not exercised within three (3) months of the date Participant first ceases to be an Employee of the Company or an Affiliate.

6.           Effect of Change in Control.

(a)          In the event of a Change in Control (as defined in the Plan), the Option, if outstanding as of the date of such Change in Control, shall become fully exercisable, whether or not then otherwise exercisable. In such event, the Committee may: (i) determine that the Option must be exercised, if at all, within a fixed time period (as determined by the Committee) following or prior to such Change in Control; and/or (ii) determine that the Option shall terminate after such time period; and/or (iii) make other similar determinations regarding the Participant’s rights with respect to the Option.

(b)          Notwithstanding the foregoing, in the event that a Change in Control event occurs, the Committee may, in its sole and absolute discretion, determine that the Option shall not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring Company, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Committee determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, if the Committee is acting as the Committee authorized to make the determinations provided for in this Section 6(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Company prior to the Change in Control event.

(c)          The Committee shall have full and final authority, in its discretion, to determine whether a Change in Control of the Company has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

7.           Notice of Disposition. To the extent that this Option is designated as an Incentive Stock Option, if Shares of Common Stock acquired upon exercise of the Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

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8.           Limitation on Incentive Options. In no event shall there first become exercisable by the Participant in any one calendar year Incentive Stock Options granted by the Company or any Parent or Subsidiary with respect to Shares having an aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) greater than $100,000. To the extent that any Incentive Stock Option is first exercisable by the Participant in excess of such limitation, the excess shall be considered a Nonqualified Stock Option.

9.           Nontransferability of Option. To the extent the Option is designated as an Incentive Stock Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Committee’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. To the extent that the Option is treated as a Nonqualified Stock Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. The Option shall be exercisable during the Participant’s lifetime only by Participant or by Participant’s guardian or legal representative or a permitted transferee as provided in this Section 9. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.         Superseding Agreement. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Option or any related awards or rights and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any confidentiality agreement, non-solicitation agreement, non-competition agreement, employment agreement or any other similar agreement between the Participant and the Company, including, but not limited to, any restrictive covenants contained in such agreements.

11.         Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

12.         Amendment and Termination; Waiver. Subject to the terms of the Plan and this Section 12, this Agreement may be amended, altered, suspended and/or terminated only by the written agreement of the parties hereto. Notwithstanding the foregoing, the Committee shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A, Code Section 422 and federal securities laws). The waiver by the Company of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

13.         No Rights as Shareholder. The Participant and Participant’s legal representatives, legatees or distributees shall not be deemed to be the holder of any Shares subject to the Option and shall not have any rights of a shareholder unless and until certificates for such Shares have been issued and delivered to Participant or them (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws shall have been provided).

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14.         Withholding; Tax Matters.

(a)          The Participant acknowledges that the Company shall require the Participant to pay the Company in cash the amount of any applicable local, state, federal, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, if any, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares or any other benefit, to satisfy such obligations as applicable. Notwithstanding the foregoing, the Committee may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Option, by electing (the “election”) to have the Company withhold Shares of Common Stock from the Shares to which the Participant is entitled to the extent determined permissible pursuant to Applicable Laws. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Committee in accordance with election procedures established by the Committee.

(b)          The Participant acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including but not limited to income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant of the Option and/or the acquisition or disposition of the Shares subject to the Option and that the Participant has been advised that Participant should consult with Participant’s own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

15.         Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding.

16.         Notices. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Committee), or, if to the Company, at the Company’s principal office, attention Chief Financial Officer.

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17.         Severability. If any provision of the Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

18.         Restrictions on Option and Shares. The Company may impose such restrictions on the Option, the Shares and/or any other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares of Common Stock, make any other distribution of benefits, or take any other action, unless such delivery, distribution or action is in compliance with all Applicable Laws (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register Shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate for Shares issued pursuant to the exercise of the Option in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel. Further, the Committee may suspend the right to exercise the Option or dispose of Shares of Common Stock at any time when the Committee determines that allowing issuance of Common Stock (or distribution of other benefits) would violate any federal or state securities laws, and the Committee may provide in its discretion that any time periods to exercise the Option are tolled during a period of suspension.

19.         Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20.         Effect of Changes in Duties or Status. Notwithstanding the other provisions of the Plan or this Agreement, the Committee has discretion to determine, at the time of grant of the Option or at any time thereafter, the effect, if any, on the Option (including but not limited to the vesting and/or exercisability of the Option) if the Participant’s duties and/or responsibilities change or the Participant’s status as an Employee changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur. In addition, unless otherwise determined by the Committee in its discretion, for purposes of the Plan, a Participant shall be considered to have terminated employment or service and to have ceased to be an Employee or Independent Contractor, as the case may be, if Participant’s employer (or the party for whom the Participant is providing services, in the case of an Independent Contractor) was an Affiliate at the time of grant and such employer or other party ceases to be an Affiliate, even if Participant continues to be employed by or provide services to such employer or party.

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21.         Rules of Construction. Headings are given to the Sections of this Agreement solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law unless the Committee determines otherwise.

22.         Successors and Assigns. The Agreement shall be binding upon the Company and its successors and assigns, and the Participant and Participant’s executors, administrators, and permitted transferees and beneficiaries.

23.         Right of Offset. Notwithstanding any other provision of the Plan or this Agreement (and taking into account applicable Code Section 409A considerations), the Company may at any time reduce the amount of any distribution or benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Company or an Affiliate that is or becomes due and payable (including, but in no way limited to, any obligation that may arise under Section 304 of the Sarbanes-Oxley Act of 2002).

24.         Forfeiture of Shares and/or Gain from Shares.

(a)          Notwithstanding any other provision of this Agreement, if, at any time during the Participant’s service to or employment with the Company or an Affiliate or during the 12-month period following termination of service or employment for any reason (regardless of whether such termination was by the Company or the Participant, and whether voluntary or involuntary), the Participant engages in a Prohibited Activity (as defined herein), then: (A) the Option shall immediately be terminated and forfeited in its entirety; (B) any Shares shall immediately be forfeited and returned to the Company (without payment by the Company of any consideration for such Shares), and Participant shall cease to have any rights related thereto and shall cease to be recognized as legal owner of such Shares; and (C) any Gain (as defined herein) realized by Participant with respect to any Shares shall immediately be paid by Participant to the Company.

(b)          For purposes of this Agreement, a “Prohibited Activity” shall mean: (i) the Participant’s solicitation or assisting any other person in so soliciting, directly or indirectly, of any customers, suppliers, vendors or other service providers to or of the Company or any Affiliate within the United States that the Participant learned confidential information about or had contact with through Participant’s employment or service with the Company or an Affiliate for the purpose of inducing that customer, supplier, vendor or other service provider to terminate or alter Participant’s or its relationship with the Company or an Affiliate; (ii) the Participant’s inducement, directly or indirectly, of any employees or service providers to terminate their employment with or service to the Company or an Affiliate for the purpose of performing services for, assisting, advising or otherwise supporting any business which is competitive with the business of the Company or an Affiliate; (iii) the Participant’s violation of any noncompetition, nonsolicitation or confidentiality restrictions or other restrictive covenants applicable to the Participant; (iv) the Participant’s violation of any of the Company’s policies, including, without limitation, the Company’s insider trading policies; (v) the Participant’s violation of any material (as determined by the Committee) federal, state, or other law, rule or regulation; (vi) the Participant’s disclosure or other misuse of any confidential information or material concerning the Company or an Affiliate (except as otherwise required by law or as agreed to by the parties herein); (vii) the Participant’s dishonesty in a manner that negatively impacts the Company in any way; (viii) the Participant’s refusal to perform Participant’s duties for the Company or an Affiliate; (ix) the Participant’s engaging in fraudulent conduct; or (x) the Participant’s engaging in any conduct that is or could be materially damaging to the Company or its Affiliates without a reasonable good faith belief that such conduct was in the best interest of the Company or any of its Affiliates. The Committee shall have sole and absolute discretion to determine if a Prohibited Activity has occurred.

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(c)          For purposes of this Agreement, “Gain” shall mean, unless the Committee determines otherwise, an amount equal to (i) the greater of: (A) the Fair Market Value per Share of the Shares (or portion thereof) at the time of exercise; or (B) the disposition price per Share of any Shares sold or disposed at the time of disposition; multiplied by (ii) the number of Shares sold or disposed of, minus (iii) the Option Exercise Price paid for the Shares (or portion thereof).

(d)          Notwithstanding the provisions of Section 24(a) herein, the waiver by the Company in any one or more instances of any rights afforded to the Company pursuant to the terms of Section 24(a) herein shall not be deemed to constitute a further or continuing waiver of any rights the Company may have pursuant to the terms of this Agreement or the Plan (including, but not limited to, the rights afforded the Company in Section 23 herein).

(e)          The Company and the Participant hereby expressly agree that, notwithstanding the other provisions of this Section 24, if Participant has entered into an employment, consulting, or other agreement containing noncompetition, nonsolicitation, confidentiality or similar covenants, then the provisions contained in such agreement(s) with respect to the scope (e.g., duration, territory, or prohibited activity) of such restrictive covenants shall control (and thus prevail over Section 24(b)(i), Section 24(b)(ii) and Section 24(b)(iii) herein), unless the Committee should determine otherwise. In any event, the Company shall retain the forfeiture and recoupment rights provided in Section 24(a) in the event of a violation of such restrictive covenants unless, and then only to the extent prohibited by, or restricted under, Applicable Laws.

(f)          By accepting this Agreement, and without limiting the effect of Section 23 herein, the Participant consents to a deduction (to the extent permitted by Applicable Laws) from any amounts the Company or an Affiliate may owe the Participant from time to time (including amounts owed to the Participant as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Participant by the Company or an Affiliate), to the extent of the amounts the Participant owes the Company pursuant to this Agreement, including but not limited to this Section 24. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount owed by the Participant pursuant to this Agreement, the Participant agrees to immediately pay the unpaid balance to the Company. Further, by executing and returning this Agreement to the Company, the Participant acknowledges and agrees that (i) Participant has read the Plan and this Agreement in its entirety; (ii) Participant has had the opportunity to consult with legal counsel prior to execution of this Agreement; (iii) this Agreement is valid and binding upon, and enforceable against, the Participant in accordance with its terms, including, but not limited to, the restrictions contained in this Section 24; and (iv) the consideration for this Agreement is valuable and sufficient consideration.

[Signatures of the Company and the Participant follow on Schedule A / Grant Notice.]

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CHARLES & COLVARD, LTD.

2018 EQUITY INCENTIVE PLAN

Employee Incentive Stock Option Agreement

Schedule A/Grant Notice

1.          Pursuant to the terms and conditions of the Company’s 2018 Equity Incentive Plan (the “Plan”), you (the “Participant”) have been granted an option (the “Option”) to purchase              shares (the “Shares”) of our Common Stock as outlined below.

Name of Participant:
Address:

Grant Date:		, 20
Number of Shares Subject to Option:
Option Exercise Price:	$
Type of Option:	Incentive Stock Option
Expiration Date (Last day of Option Period):		, 20
Vesting Schedule/Conditions:

2.          By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Notice and the Option Agreement (the “Agreement”) dated                         , 20____, between the Participant and Charles & Colvard, Ltd. (the “Company”) which is attached to this Grant Notice. I understand that the Grant Notice and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including but not limited to the terms of this Grant Notice and the other provisions of Schedule A contained herein. The Company reserves the right to treat the Option and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of the Grant Notice within thirty (30) days of Grant Date stated above.

Signature:		Date:
Participant

Agreed to by:

CHARLES & COLVARD, LTD.

By:

Attest:

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form. Please retain a copy of the Agreement, including a signed copy of this Grant Notice, for your files.

Schedule A-1